UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 16, 2007

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

On July 16, 2007, Great Lakes Dredge & Dock Corporation (the “Company”) entered into an amendment of its International Letter of Credit Agreement with Wells Fargo HSBC Trade Bank, N.A. (“Wells Fargo), pursuant to which Wells Fargo provides an international letter of credit facility (the “LC Facility”) to the Company.  The amendment increases the LC Facility from $20,000,000 to $24,000,000 with this amendment.  The amendment also amends the financial covenants and related definitions and certain other provisions to be consistent with the same terms and provisions in the Company’s Credit Agreement dated as of June 12, 2007. The LC Facility will continue to be used for the issuance of standby letters of credit that will be issued in support of performance and advance payment guarantees on foreign contracts.  The Company’s obligations under the LC Facility continue to be guaranteed by the Company’s subsidiary, Great Lakes Dredge & Dock Company, LLC (“Great Lakes LLC”), and secured by all of the accounts receivable generated by work performed by the Company or Great Lakes LLC outside of the United States and all inventory and general intangibles relating to such accounts receivable, and by Great Lakes LLC’s interests in the joint ventures formed by Great Lakes LLC to perform the Durrat and Diyaar contracts in Bahrain.  The Export-Import Bank of the United States (“Ex-Im Bank”) guarantees, under Ex-Im Bank’s Working Capital Guarantee Program, 90% of the obligations owing under the LC Facility.  A copy of this amendment is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 — Results of Operations and Financial Condition

On July 20, 2007 the Company issued an earnings release announcing preliminary financial results for the quarter and six months ended June 30, 2007.  A copy of the earnings release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed herewith:

10.1                           First Amendment to International Letter of Credit Agreement dated July 16, 2007, by and among Great Lakes Dredge & Dock Corporation and Wells Fargo HSBC Trade Bank.

99.1                           Earnings Release of Great Lakes Dredge & Dock Corporation dated July 20, 2007 announcing financial results for the quarter ended June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date: July 20, 2007	Deborah A. Wensel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	First Amendment to International Letter of Credit Agreement dated July 16, 2007, by and among Great Lakes Dredge & Dock Corporation and Wells Fargo HSBC Trade Bank.

99.1	Earnings Release of Great Lakes Dredge & Dock Corporation dated July 20, 2007 announcing preliminary financial results for the quarter ended June 30, 2007.